Exhibit 10.4

AMARIN CORPORATION plc 2011 STOCK INCENTIVE PLAN

AWARD AGREEMENT

This AWARD AGREEMENT (the “Agreement”) is entered into and made effective as of [                    ], 20     between Amarin Corporation plc (the “Company”), and [                    ], (“Optionee”). Capitalized terms used and not defined herein shall have the meanings set forth in the Amarin Corporation plc 2011 Stock Incentive Plan (the “Plan”).

1.	Number of Non-Qualified Stock Options (“Options”): [ ]

2.	Per Share Purchase Price: $[ ]	(provided that such Per Share Purchase Price shall not be less than the par value of the Share at any time, currently £0.50)

3.	Grant Date: [ ]

4.	Date Options Become Exercisable (Vesting):

Number of Ordinary Shares	Exercise Dates
[ ]	[	]
[ ]	[	]
[ ]	[	]
[ ]	[	]

5.	Expiration Date: [ ]

6.	Terms of this Award Agreement: In the event of a conflict between the provisions of this Award Agreement and the Plan, except in relation to paragraph 7 below, the provisions of the Plan shall prevail. A copy of the Plan is provided herewith.

7.	Non-transferable: These Options shall not be transferable by the Optionee other than by will or the laws of descent and distribution, and the Options shall be exercisable, during the Optionee’s lifetime, only by the Optionee.

By signing this Award Agreement, you agree to all of the terms and conditions described herein and in the Plan.

AMARIN CORPORATION plc	OPTIONEE

By:	Signature:
Name:	Name:	[ ]
Title: